EXHIBIT 99.1

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this agreement as an exhibit thereto. This agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this agreement to be executed and effective as of the date first written above.

Date: August 30, 2012	NEWQUEST CAPITAL MANAGEMENT (CAYMAN) LIMITED

	By:	/s/ Randhirsingh Juddoo
	Name:	Randhirsingh Juddoo
	Title:	Director

NEWQUEST ASIA FUND I (G.P.) LTD.

By:	/s/ Darren Massara
Name:	Darren Massara
Title:	Director

By:	/s/ Randhirsingh Juddoo
Name:	Randhirsingh Juddoo
Title:	Director

NEWQUEST ASIA FUND I, L.P. By: NewQuest Asia Fund I (G.P.) Ltd.

By:	/s/ Darren Massara
Name:	Darren Massara
Title:	Director

By:	/s/ Randhirsingh Juddoo
Name:	Randhirsingh Juddoo
Title:	Director

CPI BALLPARK INVESTMENTS LTD

By:	/s/ Georges A. Robert
Name:	Georges A. Robert
Title:	Director

IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this agreement to be executed and effective as of the date first written above.

Date: August 30, 2012	SWISS RE FINANCIAL PRODUCTS CORPORATION

	By:	/s/ Hank Chance
Name: Hank Chance
Title: Authorized Signatory

IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this agreement to be executed and effective as of the date first written above.

Date: August 30, 2012	CHINA ENVIRONMENT FUND III, L.P.

By: China Environment Fund III Management,
L.P., its general partner By: China Environment Fund III Holdings Ltd., its general partner

	By:	/s/ Yun Pun Wong
Name: Yun Pun Wong Title: Authorized signatory

Date: August 30, 2012	CHINA ENVIRONMENT FUND III MANAGEMENT, L.P.

By: China Environment Fund III Holdings Ltd.,
its general partner

	By:	/s/ Yun Pun Wong
Name: Yun Pun Wong Title: Authorized signatory

Date: August 30, 2012	CHINA ENVIRONMENT FUND III HOLDINGS LTD.

	By:	/s/ Yun Pun Wong
Name: Yun Pun Wong Title: Authorized signatory

Date: August 30, 2012	DONALD C. YE

	By:	/s/ Donald C. Ye

Date: August 30, 2012	SHELBY CHEN

	By:	/s/ Shelby Chen

Date: August 30, 2012	MICHAEL LI

	By:	/s/ Michael Li

Date: August 30, 2012	LARRY ZHANG

	By:	/s/ Larry Zhang

Date: August 30, 2012	IAN ZHU

	By:	/s/ Ian Zhu

IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this agreement to be executed and effective as of the date first written above.

Date: August 30, 2012	AQUA RESOURCES ASIA HOLDINGS LIMITED

	By:	/s/ Kimberly Tara
Name: Kimberly Tara
Title: Director

Date: August 30, 2012	AQUA RESOURCES FUND LIMITED By: FourWinds Capital Management, its investment manager

	By:	/s/ Kimberly Tara
Name: Kimberly Tara
Title: CEO, FourWinds Capital Management

Date: August 30, 2012	FOURWINDS CAPITAL MANAGEMENT

	By:	/s/ Kimberly Tara
Name: Kimberly Tara
Title: CEO, FourWinds Capital Management

IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this agreement to be executed and effective as of the date first written above.

Date: August 30, 2012	ABRAX

	By:	/s/ Manuel Salvisberg
Name: Manuel Salvisberg
Title: Director

Date: August 30, 2012	ABRAX LIMITED

	By:	/s/ Manuel Salvisberg
Name: Manuel Salvisberg
Title: Director

IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this agreement to be executed and effective as of the date first written above.

Date: August 30, 2012	IWU INTERNATIONAL LTD.

	By:	/s/ Li Wu Fehlmann
Name: Li Wu Fehlmann
Title: Director